UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 17, 2005

Excelsior Venture Partners III, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-29665	13-4102528
(Commission File Number)	(IRS Employer Identification No.)

225 High Ridge Road Stamford, CT	06905
(Address of Principal Executive Offices)	(Zip Code)

(203) 352-4400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers.

(a) Not applicable.

(b) Mr. Douglas A. Lindgren informed the Registrant of his decision to resign as the Registrant’s chief executive officer effective as of June 17, 2005 in order to pursue other interests.

(c) In addition, the Registrant appointed Mr. Timothy J. Leach and Mr. Raghav V. Nandagopal as co-chief executive officers effective as of June 17, 2005.

Mr. Leach is chief investment officer of U.S. Trust Company (“U.S. Trust”). Prior to joining U.S. Trust in 2004, Mr. Leach had been in the personal wealth management business for more than 25 years. From 1999 to 2003 he was chief investment officer and executive vice president of Wells Fargo Private Client Services. He also headed the San Francisco-based bank’s alternative asset management and private investment advisors groups. During 1998, Mr. Leach was president, chief executive officer and chief investment officer of ABN Amro Asset Management (USA). From 1994 to 1998 Mr. Leach was president and chief investment officer of US Bancorp’s Qualivest Capital Management. Mr. Leach joined the Wells Fargo private banking group in 1987 as a vice president in the firm’s specialty assets group, and was later a vice president and regional manager in portfolio management. Mr. Leach began his career in 1977 as a vice president in the real estate management group of Bank of America’s consumer trust division in San Francisco. Mr. Leach is a graduate of the University of California, Davis and also earned an M.B.A. degree from the Haas School of Business at the University of California, Berkeley.

Mr. Nandagopal is a Senior Vice President of U.S. Trust and is focused on direct investments in IT Infrastructures, Semiconductors and Software sectors. Prior to joining U.S. Trust in 2001, Mr. Nandagopal was Chief Business Development Officer of Globeshaker, a seed venture capital investment company. From 1998 to 2000 Mr. Nandagopal was an Engagement Manager with McKinsey & Company where he advised clients in defining strategies, improving operations, identifying acquisitions and defining technology capabilities for telecom, wireless, financial services and healthcare companies. Prior to that he had 12 years of experience in numerous management, technology and operations positions. Mr. Nandagopal received his B.S. from University of Madras, M.A. and M.B.A. from University of Bombay and M.S. from Penn State University.

(d) Not applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Excelsior Venture Partners III, LLC
(Registrant)

Date:	June 22, 2005	/s/ Timothy J. Leach
Timothy J. Leach
Co-Chief Executive Officer

Date:	June 22, 2005	/s/ Raghav V. Nandagopal
Raghav V. Nandagopal
Co-Chief Executive Officer

Date:	June 22, 2005	/s/ Robert F. Aufenanger
Robert F. Aufenanger
Treasurer
(Principal Financial Officer)